                  THE ISSUER MAKES NO REPRESENTATION HEREUNDER THAT AN INVESTMENT IN THIS NOTE MEETS THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) OR "PLAN" (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) (SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BEING REFERRED TO HEREIN AS A "PLAN") OR THAT SUCH INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN. EACH PLAN THAT PURCHASES THIS NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY IF (I) SUCH SALE IS TO A PERSON THAT SUCH HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER, WHICH PERSON IS AWARE THAT THE PROPOSED SALE IS BEING MADE IN RELIANCE ON RULE 144A AND TO WHOM SUCH SALE IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, AND, PRIOR TO THE PROPOSED SALE, SUCH TRANSFERRING HOLDER HAS EXECUTED AND DELIVERED TO THE TRUSTEE AND THE ISSUER AN INVESTOR LETTER IN THE FORM OF EXHIBIT B-1 TO THE SUPPLEMENT REFERRED TO BELOW, OR (II) THE TRANSFEREE TO WHOM SUCH SALE IS BEING MADE IS A SOPHISTICATED INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND TO WHOM SUCH SALE IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, AND, PRIOR TO THE PROPOSED SALE, SUCH TRANSFERRING HOLDER HAS EXECUTED AND DELIVERED TO THE TRUSTEE AND THE ISSUER AN INVESTOR LETTER IN THE FORM OF EXHIBIT B-2 TO THE SUPPLEMENT REFERRED TO BELOW, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR OTHER APPLICABLE JURISDICTION AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES

         OF AMERICA. THE HOLDER OF THIS NOTE AGREES THAT IT WILL, AND EACH SUBSEQUENT NOTEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT. THIS NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE (AS DEFINED IN THE INDENTURE) THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE INDENTURE HAVE BEEN COMPLIED WITH.


                                 Definitive Note

                           Sirrom Funding Corporation

               Amended and Restated Revolving Note, Series 1996-1


Stated Amount: $200,000,000



                  Sirrom Funding Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the order of HOLLAND LIMITED SECURITIZATION, INC. or its registered assigns (the "Holder"), on the "Stated Maturity Date" (as defined in the "Supplement" referred to below), the principal amount of TWO HUNDRED MILLION & NO/100 DOLLARS ($200,000,000), or, if less, the aggregate unpaid principal amount of all Advances made by the Holder from time to time, and to pay interest on the outstanding principal balance hereof as set forth in the Indenture and the Supplement.

                  This Amended and Restated Revolving Note (the "Amended and Restated Note") is one of a duly authorized issue of securities of the Issuer designated as its "Revolving Notes, Series 1996-1" (herein called the "Notes"), issued pursuant to (a) that certain Master Trust Indenture and Security Agreement dated as of December 31, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, as issuer, Sirrom Capital Corporation, a Tennessee corporation, as servicer (the "Servicer", which term includes any successor Servicer under the Indenture), and First Trust National Association, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), and (b) that certain Series 1996-1 Supplement dated as of December 31, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Supplement") among the Issuer, as issuer, the Servicer, as servicer, and the Trustee, as trustee. Reference is hereby made to the Indenture and the Supplement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Servicer, the Trustee and each of the Series 1996-1 Noteholders and of the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Amended and Restated Note which are not defined herein shall have the meanings assigned to them in the Indenture and Supplement.

                  The unpaid balance of the indebtedness evidenced by that certain Revolving Note, Series 1996-1 dated as of December 31, 1996, in the Stated Amount of $100,000,000 (the "Original Note"), remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms under the Indenture and the Supplement. The principal balance of this Amended and Restated
Note includes the indebtedness hitherto evidenced by the Original Note and to the extent such indebtedness is included in this Amended and Restated Note, this Amended and Restated Note (i) merely re-evidences the indebtedness hitherto evidenced by the Original Note, (ii) is given in substitution for, and not as payment of the Original Note, and (iii) is in no way intended to constitute a novation of the Original Note.

                  The Holder hereof shall and is hereby authorized to record on the grid attached to this Amended and Restated Note (or at such Holder's option, in its internal books and records) the date and amount of each Advance made by it, the amount of each repayment of the principal amount represented by this Amended and Restated Note and any reductions to the Stated Amount of this Note made pursuant to Section 6.08 of the Supplement; provided however, that failure to make any such recordation on the grid or records or any error in the grid or records shall not adversely affect the Holder's rights to receive all payments of principal and interest with respect to the Advances evidenced hereby.

                  Payment of the principal of (and premium, if any) and interest on this Amended and Restated Note will be made in accordance with the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee or any authenticating agent designated by it by manual signature, this Amended and Restated Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  As provided in the Indenture, the Notes are secured by the Pledged Assets. The Trustee shall be entitled to the benefits of a perfected, first priority security interest in the Pledged Assets, subject only to permitted Liens, for the benefit of each holder accepting a Note.

                  The Indenture and the Supplement may be amended and the rights and obligations of the parties thereto and of the Holder of this Amended and Restated Note may be modified as set forth in the Indenture and the Supplement.

                  This Amended and Restated Note is subject to prepayment and/or redemption, prior to the Stated Maturity Date as set forth in the Indenture and the Supplement.

                  The Indenture contains provisions for satisfaction and discharge of the Indenture upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Amended and Restated Note.

                  This Amended and Restated Note represents a limited recourse obligation of the Issuer and the Holder's sole recourse for payment of amounts owed hereunder will be to its allocable share of the Pledged Assets as described in the Indenture and the Supplement. This Amended and Restated Note is non-recourse to the Issuer's assets other than such Holder's allocable share of the Pledged Assets and is non-recourse to the Servicer and any of the Issuer's Affiliates. To the extent that amounts owing under this Amended and Restated Note cannot be satisfied out of such Holder's allocable share, the Holder shall have no Claim against the Issuer for such deficiency.

                  The Notes are issuable only in denominations of $250,000 or in integral multiples of $100,000 in excess thereof.

                  Prior to due presentment of this Amended and Restated Note for registration of transfer, the Issuer, the Servicer, the Trustee or any agent of any of them may treat the Person in whose name this Amended and Restated Note is registered as the owner hereof for all purposes, whether or not this Amended and Restated Note is overdue, and neither the Issuer, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS AMENDED AND RESTATED NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES EXCEPT AS CONTEMPLATED IN SECTION 5-104 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: March 31, 1998                        SIRROM FUNDING CORPORATION


[CORPORATE SEAL]                              By:
                                                  ---------------------------
                                                  Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.


                                        FIRST TRUST NATIONAL ASSOCIATION


                                        By:
                                           ------------------------------
                                        as Authenticating Agent


                                        By:
                                           ------------------------------
                                        Authorized Officer

                                   SCHEDULE A


-------------------------------------------------------------------------------------------------------------------------------
                        Type of Transaction    Amount of Increase
                        (Advance/              (Decrease) in
                        Repayment/ Change      Outstanding
                        in Stated Amount)      Principal Amount or   Principal Amount
                                               Stated Amount         Following           Stated Amount      Signature of
Date of Transaction                                                  Transaction         Following          Authorized Officer
                                                                                         Transaction
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
